UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 31, 2006

                           PROTON LABORATORIES, INC.
             Exact name of registrant as specified in its charter)

        WASHINGTON                 000-31883                  91-2022700
      State or other              (Commission              (I.R.S. Employer
       jurisdiction               File Number)            Identification No.)
     of incorporation)

   1135 Atlantic Avenue, Suite 101, Alameda, CA                 94501
     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (510) 865-6412

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 3.02     Unregistered Sales of Equity Securities


     In July, 2006, we granted Hiroshi Tanaka 100,00 shares of common stock in connection with his appointment as our VP-Technology. We issued these securities in reliance on Section 4(2) of the Securities Act. There was no underwriter. These transactions did not involve a public offering. The investors were knowledgeable about our operations and financial condition. The investors had knowledge and experience in financial and business matters that allowed them to evaluate the merits and risk of receipt of these securities.

     In July 2006, we sold an aggregate of 165,256 shares of our common stock to 10 investors for aggregate proceeds of $17,856. These investors reside in and are citizens of foreign countries. These transactions took place outside of the USA. Each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of
the securities.   These transactions were made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.

     In July 2006, we sold an aggregate of 478,848 shares of our common stock to 39 investors for aggregate proceeds of $115,224. These investors reside in and are citizens of foreign countries. These transactions took place outside of the USA. Each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of
the securities.   These transactions were made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.

     In August 2006, we sold an aggregate of 145,351 shares of our common stock to 12 investors for aggregate proceeds of $33,372. These investors reside in and are citizens of foreign countries. These transactions took place outside of the USA. Each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of
the securities.   These transactions were made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.

     In August 2006, we sold an aggregate of 237,256 shares of our common stock to 11 investors for aggregate proceeds of $60,125. These investors reside in and are citizens of foreign countries. These transactions took place outside of the USA. Each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of
the securities.   These transactions were made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.

     In August 2006, we issued an aggregate of 110,000 shares of common stock to Three consultants as payment in-kind for services rendered. We issued these securities in reliance on Section 4(2) of the Securities Act. There was no underwriter. These transactions did not involve a public offering. The investors were knowledgeable about our operations and financial condition. The investors had knowledge and experience in financial and business matters that allowed them to evaluate the merits and risk of receipt of these securities.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROTON LABORATORIES, INC.

September 1, 2006                    (signed)
                                              -----------------------------
                                        /s/ Edward Alexander
                                        Edward Alexander, CEO